UST Form 11-MOR (12/01/2021) 2 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $-1,191,675 b. Total receipts (net of transfers between accounts) $7,817,622 $7,991,109 c. Total disbursements (net of transfers between accounts) $1,660,311 $3,323,165 d. Cash balance end of month (a+b-c) $4,965,636 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $1,660,311 $3,323,165 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $16,220,273 e. Total assets $79,647,108 f. Postpetition payables (excluding taxes) $18,570,493 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $18,570,493 k. Prepetition secured debt $66,286,105 l. Prepetition priority debt $0 m. Prepetition unsecured debt $17,319,239 n. Total liabilities (debt) (j+k+l+m) $102,175,837 o. Ending equity/net worth (e-n) $-22,528,729 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $3,781,371 f. Other expenses $-7,770,839 g. Depreciation and/or amortization (not included in 4b) $422,306 h. Interest $357,677 i. Taxes (local, state, and federal) $13,990 j. Reorganization items $3,414,839 k. Profit (loss) $3,195,496 $-5,458,816 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 2 of 17

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 4 of 17

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 6 of 17

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 7 of 17

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $13,990 $39,262 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 8 of 17

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ G. Grant Lyon Signature of Responsible Party Interim CEO Printed Name of Responsible Party 03/29/2024 DateTitle G. Grant Lyon 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 9 of 17

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 10 of 17

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 11 of 17

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Troika Media Group, Inc. Case No. 23-11969 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 12 of 17

In re: Troika Media Group, Inc. Lead Case No.: 23 11969 Consolidated Balance Sheets February 2024 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS CONVERGE DIREC LLC CONVERGE DIREC IN ERAC IVE LLC CD ACQUISI ION CORP LACUNA VEN URES LLC MISSION MEDIA USA INC MISSION CUL URE LLC ROIKA DESIGN GROUP INC ROIKA IO INC ROIKA MISSION WORLDWIDE INC ROIKA PRODUC ION GROUP LLC ROIKA SERVICES INC ROIKA MISSION HOLDINGS NC ROIKA MEDIA GROUP INC Total Consolidated February February February February February February February February February February February February February February 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 ASSETS (unaud ted) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaud ted) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Current assets Cash and cash equivalents 1,916,550$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 7,844,096$ 9,760,646$ Restricted cash (1) - - - - - - - - - - - - 6,565,041 6,565,041 Accounts receivable, net 5,602,175 - - - - - - - - - - - - 5,602,175 Contract assets 1,885,684 - - - - - - - - - - - - 1,885,684 Prepaid expenses and other current assets 1,954,130 - - - - - - - - - - - 1,811,136 3,765,266 Total current assets 11,358,539 16,220,273 27,578,812 Non-current assets Property and equipment, net 197,073 - - - - - - - - - - - 45,798 242,871 Operating lease right-of-use assets, net 2,236,680 - - - - - - - - - - - - 2,236,680 Amortizable intang ble assets, net - - - - - 0 - - - - - - 30,311,716 30,311,716 Goodwill - - - - - - - - - - - - 21,614,359 21,614,359 Other assets 548,554 - - - - - - - - 184,530 - - - 733,084 Due to related Party (2) 31 094 820 1 991 570 - 9 352 769 (98 902) (9 735 519) (9 898 289) (14 031 065) (382 168) (1 569 805) (4 369 074) (13 809 299) 11 454 962 (0) Total assets 45,435,665$ 1,991,570$ $ 9,352,769$ (98,902)$ (9,735,519)$ (9,898,289)$ (14,031,065)$ (382,168)$ (1,385,275)$ (4,369,074)$ (13,809,299)$ 79,647,108$ 82,717,521$ LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) Liabilities Not Subject to Compromise Current liabi ities Accounts payable 13,208,804$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 53,606$ 13,262,410$ Accrued and other current liabi ities - - - - - - - - - - - - 7,451,887 7,451,887 Accrued b llable expenses 6,642,114 - - - - - - - - - - - - 6,642,114 Deferred Revenue 870,717 - - - - - - - - - - - - 870,717 Current portion of long-term debt, net of deferred financing costs (3) - - - - - - - - - - - - 65,000 65,000 Total current liabilities Not Subject to Compromise 20,721,635 7,570,493 28,292,128 Non-current l ab lities Long-term debt, net of deferred financing costs (3) - - - - - - - - - - - - 11,000,000 11,000,000 Total liabilities Not Subject to Compromise 20,721,635 18,570,493 39,292,128 Liabilities Subject to Compromise (4) Current liabi ities Accounts payable 1,821,919$ -$ -$ -$ -$ 1,014,755$ 84,296$ -$ -$ -$ -$ -$ 237,414$ 3,158,385$ Accrued and other current liabi ities 451,314 - - - - 546,257 - - - 100,044 - - 4,135,351 5,232,966 Deferred Revenue 625,566 - - - - 2,456,168 835,250 - - - - - - 3,916,984 Current portion of long-term debt, net of deferred financing costs - - - - - - - - - - - - 2,492,908 2,492,908 Acquisition liabi ities - - - - - - - - - - - - 9,346,504 9,346,504 Convertible note payable - - - - - - - - - - - - 60,006 60,006 Operating lease liabil ties, current 646,907 - - - - 443,224 - - - 571,503 - - - 1,661,635 Taxes payable, net - - - - - 58,242 - - - - - - - 58,242 Restructuring liabilities - - - - - - - - - - - - 99,408 99,408 Contingent iab lity - - - - - - - - - - - - 939 224 939 224 Total current liabilities Subject to Compromise 3,545,707 4,518,647 919,546 671,547 17,310,814 26,966,261 Non-current l ab lities Long-term debt, net of deferred financing costs - - - - - - - - - - - - 66,286,105 66,286,105 Operating lease liabil ties, non-current 4,263,028 - - - - 1,106,664 - - - 49,219 - - - 5,418,910 Other long-term liabil ties - - - - - - - - - - - - 8,425 8,425 Total liabilities Subject to Compromise 7,808,734 5,625,311 919,546 720,766 83,605,344 98,679,701 Total liabilities 28,530,369 5,625,311 919,546 720,766 102,175,837 137,971,828 Total stockholders’ equity (deficit) 16,905,296 1,991,570 9,352,769 (98,902) (15,360,830) (10,817,835) (14,031,065) (382,168) (2,106,040) (4,369,074) (13,809,298) (22,528,729) (55,254,308) Total liabilities and stockholders’ equity (deficit) 45,435,665$ 1,991,570$ $ 9,352,769$ (98,902)$ (9,735,519)$ (9,898,289)$ (14,031,065)$ (382,168)$ (1,385,275)$ (4,369,074)$ (13,809,298)$ 79,647,108$ 82,717,521$ – – – – – – – – – – – – – – (1) Restricted cash amount of $6.6M are funds held in escrow relating to bankruptcy professional fees. (2) Due to related party is related to intercompany accounts that net to zero in conso idation. (3) Long-term Debt Not Subject to Compromise is related to Debtor in Possession ("DIP") financing. (4) Liabilities Subject to Compromise relates to a l pre-petition ob igations, including any priority or secured claims. 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 14 of 17

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Consolidated Statements of Operations For the post petition period February 2024 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS CONVERGE DIREC LLC CONVERGE DIREC IN ERAC IVE LLC CD ACQUISI ION CORP LACUNA VEN URES LLC MISSION MEDIA USA INC MISSION CUL URE LLC ROIKA DESIGN GROUP INC ROIKA IO INC ROIKA MISSION WORLDWIDE INC ROIKA PRODUC ON GROUP LLC ROIKA SERVICES INC ROIKA MISSION HOLDINGS INC ROIKA MEDIA GROUP INC Total Consolidated Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 Feb 1 Feb 29 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 2024 (unaud ted) (unaudited) (unaudited) (unaudited) (unaud ted) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaud ted) (unaudited) (unaud ted) Revenue 13,085,312$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 13,085,312$ Cost of revenue 11,638,012$ - - - - - - - - - - - - 11,638,012 Gross margin 1,447,300 - - - - - - - - - - - - 1,447,300 Gross margin % 11.1% NA NA NA NA NA NA NA NA NA NA NA NA 11.1% Operating expenses Selling, general and administrative expenses 1,194,244 - - - - 7,262 - - - 44,697 - - 3,781,371 5,027,575 Depreciation and amortization 7,601 - - - - - - - - - - - 422,306 429,906 Total operating expenses 1,201,845 - - - - 7,262 - - - 44,697 - - 4,203,676 5,457,481 Operating loss 245,455 - - - - (7,262) - - - (44,697) - - (4,203,676) (4,010,181) Other income (expense) Interest expense (1) - - - - - - - - - - - - (357,677) (357,677) Miscellaneous income (expense) (2) 979 - - - - - - - - - - - 7 770 839 7 771 817 Total other expense 979 - - - - - - - - - - - 7,413,162 7,414,140 Loss from operations before income taxes 246,434 - - - - (7,262) - - - (44,697) - - 3,209,485 3,403,959 Income tax expense - - - - - - - - - - - - (13 990) (13 990) Net loss from continuing operations after income tax 246,434 - - - - (7,262) - - - (44,697) - - 3,195,496 3,389,970 Net loss 246,434 - - - - (7,262) - - - (44,697) - - 3,195,496 3,389,970 Foreign currency translation adjustment - - - - - - - - - - - - - - Comprehensive loss 246,434 - - - - (7,262) - - - (44,697) - - 3,195,496 3,389,970 1.9% NA NA NA NA NA NA NA NA NA NA NA NA 25.9% (1) TMG Interest expense includes interest on new DIP loan as well as amortization on Deferred Financing Fees. (2) Miscellaneous income for Troika Media Group Inc. relates to a legal retainer refunded. 23-11969-dsj Doc 268 Filed 03/29/24 Entered 03/29/24 11:37:34 Main Document Pg 15 of 17